                                                              Exhibit 10.2
                                                              Rediscount Finance



                           FIRST AMENDED AND RESTATED
                                   SCHEDULE TO
                           THIRD AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT

Borrower:            THE THAXTON GROUP, INC.
                     THAXTON OPERATING COMPANY
                     THAXTON INSURANCE GROUP, INC.
                     TICO CREDIT COMPANY, INC.
                     EAGLE PREMIUM FINANCE CO., INC.
                     THAXTON COMMERCIAL LENDING, INC.
                     PARAGON, INC.
                     TICO PREMIUM FINANCE COMPANY, INC.
                     TICO REINSURANCE, LTD.
                     TICO CREDIT COMPANY OF TENNESSEE, INC.
                     TICO CREDIT COMPANY OF NORTH CAROLINA, INC.
                     TICO CREDIT COMPANY OF ALABAMA, INC.
                     TICO CREDIT COMPANY OF MISSISSIPPI, INC.
                     TICO CREDIT COMPANY OF GEORGIA, INC.
                     TICO CREDIT COMPANY (DE)
                     TICO CREDIT COMPANY (MS)
                     TICO CREDIT COMPANY (TN)
                     THAXTON INVESTMENT CORPORATION
                     THE MODERN FINANCE COMPANY
                     SOUTHERN MANAGEMENT CORPORATION
                     MODERN FINANCIAL SERVICES, INC.
                     SOUTHERN FINANCE OF SOUTH CAROLINA, INC.
                     COVINGTON CREDIT OF TEXAS, INC.
                     COVINGTON CREDIT OF GEORGIA, INC.
                     SOUTHERN FINANCE OF TENNESSEE, INC.
                     FITCH  NATIONAL REINSURANCE COMPANY, LTD.
                     SOCO REINSURANCE, LTD.
                     QUICK CREDIT CORPORATION
                     COVINGTON CREDIT, INC. (OKLAHOMA)
                     COVINGTON CREDIT OF LOUISIANA, INC.
                     SOUTHERN FINANCIAL MANAGEMENT, INC.

Address:             1524 PAGELAND HIGHWAY
                     LANCASTER, SOUTH CAROLINA 29721





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


Date:                      December 31, 2001

         This First Amended and Restated Schedule to Third Amended and Restated Loan and Security Agreement ("Schedule") is executed in conjunction with a certain Third Amended and Restated Loan and Security Agreement ("Agreement"), dated April 4, 2001, by and between FINOVA Capital Corporation, as Lender, and the above Borrowers. All references to Section numbers herein refer to Sections in the Agreement. The terms and provisions of this First Amended Schedule shall supersede all terms and provisions contained in all prior schedules.

===============================================================================

1.A   BORROWERS

          The "Borrower(s)" herein shall be defined as follows:

           The Thaxton Group, Inc.                     "TTG" or "Lead Borrower"
          Thaxton Operating Company                    "TOC"
          Thaxton Insurance Group, Inc.                "TIG"
          TICO Credit Company, Inc.                    "TICO"
          Eagle Premium Finance Co., Inc.              "EPF"
          Thaxton Commercial Lending, Inc.             "TCL"
          Paragon, Inc.                                "PI"
          TICO Premium Finance Company, Inc.           "TICO Premium"
          TICO Reinsurance, Ltd.                       "TICOR"
          TICO Credit Company of Tennessee, Inc.       "TICO - Tennessee"
          TICO Credit Company of North Carolina, Inc.  "TICO - North Carolina"
          TICO Credit Company of Alabama, Inc.         "TICO - Alabama"
          TICO Credit Company of Mississippi, Inc.     "TICO - Mississippi"
          TICO Credit Company of Georgia, Inc.         "TICO - Georgia"
          TICO Credit Company (DE)                     "TICO - DE"
          TICO Credit Company (MS)                     "TICO (MS)"
          TICO Credit Company (TN)                     "TICO (TN)"
          THAXTON INVESTMENT CORPORATION               "Thaxton Investment"
          Modern Finance Company d/b/a
                        TICO Credit Company (Ohio)     "TICO-Ohio"
          Modern Financial Services, Inc. d/b/a
                        TICO Financial Services (Ohio) "TICO Financial-Ohio"
          Southern Finance of South Carolina, Inc.     "Southern Finance-SC"
          Southern Management Corporation              "Southern Management"
          Covington Credit of Texas, Inc.              "Covington-Texas"
          Covington Credit of Georgia, Inc.            "Covington-Georgia"
          Southern Finance of Tennessee, Inc.          "Southern Finance-
                                                        Tennessee"
          Fitch National Reinsurance Company, Ltd.     "Fitch"
          SoCo Reinsurance, Ltd.                       "SoCo"
          Quick Credit Corporation                     "Quick Credit"
          Covington Credit, Inc. (Oklahoma)            "Covington Oklahoma"
          Covington Credit of Louisiana, Inc.          "Covington - Louisiana"
          Southern Financial Management, Inc.          "Southern Financial"









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Borrowers warrant and represent that each Borrower is organized under the laws of the jurisdiction noted beside its signature to this Schedule; that attached hereto as Exhibit 1.A is a complete and correct organizational chart showing for each Borrower the ownership of all outstanding and committed equity interests therein; and that no Borrower directly or indirectly owns an equity interest in any other business entity that is not itself a Borrower and included in Exhibit 1.A hereto.

===============================================================================

1.16.A.  MAXIMUM AMOUNT OF AN ELIGIBLE RECEIVABLE (SECTION 1.16).

                  The term "Maximum Amount of an Eligible Receivable" shall mean for each Receivable type as set forth below:

                  Consumer Loan Receivable other than a Real Estate Secured Receivable - the sum of Thirty Thousand Dollars ($30,000.00) remaining due thereon at any date of determination, including all unearned finance charges and Dealer Discounts pursuant to such Receivable.

                  Real Estate Secured Receivable - the sum of One Hundred Thousand Dollars ($100,000.00)remaining due thereon at any date of determination, including all unearned finance charges and Dealer Discounts pursuant to such Receivable.

===============================================================================

1.16.B.  MAXIMUM TERM OF AN ELIGIBLE RECEIVABLE (SECTION 1.16).

                  The "Maximum Term of an Eligible Receivable" shall be for each Receivable type as set forth below:

                  Consumer Loan Receivable other than a Real Estate Secured Receivable - a period of sixty (60) months remaining until the contractual final due date

                  Real Estate Secured Receivable - a period of One Hundred and
                                                   Eighty (180) months remaining
                                                   until the contractual final
                                                   due date

===============================================================================

1.16.C.  AGING PROCEDURES AND ELIGIBILITY TEST (SECTION 1.16).

AGING PROCEDURES FOR A CONTRACTUAL AGING FOR THE FOLLOWING RECEIVABLE TYPES:
---------------------------------------------------------------------------

CONSUMER LOAN RECEIVABLES (OTHER THAN VEHICLE RECEIVABLES AND INSURANCE PREMIUM RECEIVABLES)

1.       No payment missed or due                 =  Current.

2.       1 to 30 days past due                    = "30 day Account".

3.       31 to 60 days past due                   = "60 day Account".

4.       61 to 90 days past due                   = "90 day Account".

5.       91 or more days past due                 = "90 + day Account"

INSURANCE PREMIUM RECEIVABLES

1.       No payment missed or due                 = Current.

2.       1 to 30 days past due                    = "30 day NC Account".
         (Financing contract not canceled)






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3.       31 or more days past due                 = "30+ day NC Account".
         (Financing contract not canceled)

4.       1 to 30 days past due                    = "30 day Canceled Account".
         (Financing contract canceled)

5.       31 to 60 days past due                   = "60 day Canceled Account".
         (Finance contract canceled)

6.       61 or more days past due                 = "60 + day Canceled Account".
         (Finance contract canceled)

         For the purposes of the Loan Documents the cancellation of an insurance receivable shall be immediately effective upon the effective cancellation date of the associated insurance policy.

VEHICLE RECEIVABLES
-------------------

1.       No payment missed or due                 = Current.

2.       1 to 30 days past due                    = "30 day Account".

3.       31 to 60 days past due                   = "60 day Account".

4.       61 or more days past due                 = "60 + day Account".


ELIGIBILITY TEST:
----------------

The term "Eligibility Test" shall mean the test to determine the eligibility of a Receivable for the purposes of Section 1.16 (xii) and 1.16 (xiii) hereof, that test, being as follows for each Receivable type:

    Direct Loan Receivables

           (1) No payment due on said Receivable remains unpaid more than ninety (90) days from the specific date on which such payment was due pursuant to the terms of said Receivable;

           (2) If the initial advance of said Receivable was greater than One Thousand Dollars ($1,000.00), the payment of said Receivable shall be secured by collateral;

           (3) If said Receivable is purchased from a third party wherein the Borrower is or will become obligated to such third party in conjunction with the purchase of such Receivable through a "reserve" or other liability arrangement, all of such third party's rights in and to the "reserve" or other liability shall be subordinated to Lender in all respects, except as set forth below, in a form and substance satisfactory to Lender. This provision shall not restrict Borrower from making a payment to a third party for a reserve or other liability arrangement, or a part thereof, provided such payment is then contractually due to such third party, pursuant to a written agreement executed at or prior to the time the respective Receivable was purchased by Borrower, and an Event of Default does not then exist; and

           (4) With respect to Consumer Loan Receivables secured by real estate, on the date of origination of such Receivable, the percentage determined by dividing the outstanding principal balance of such Receivable by the fair market value of the real estate collateral securing such Receivable shall not exceed ninety percent (90%) ("Maximum LTV").





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    Insurance Premium Receivables

           (1)      No payment due on said Receivable remains unpaid more than
                    (i) thirty (30) days for that Insurance Premium Receivable that the contractual obligation evidencing such Receivable has not been canceled according to the terms of such Receivable and (ii) sixty (60) days for Insurance Premium Receivable that the contractual obligation evidencing such Receivable has been canceled according to the terms of such Receivable, from the specific date on which such payment was due pursuant to the terms of said Receivable.

           (2) The insurance company issuing the insurance policy of which said Receivable evidences the financing of the payment of the premiums with respect to such insurance policy meets one of the following criteria:

                    (i) rated "C+" or better pursuant to the current edition of "Best's Key Rating Guide - Property and Casualty" as published by the A.M. Best Company ("A.M. Best"); or

                    (ii) a member of a state reinsurance facility or shared pool.

           (3) No more than twenty percent (20%) of the aggregate outstanding balance of all Category Two Receivables can evidence the financing of the payment of premiums for insurance policies for any one insurance company that is not one of the following:

                    (i)   rated "A-" or better by A.M. Best; or

                    (ii)  a member of a state insurance facility or shared pool.

    Vehicle Receivables

           (1) No payment due on said Receivable remains unpaid more than sixty (60) days from the specific date on which such payment was due pursuant to the terms of said Receivable.

           (2) If said Receivable is purchased from a third party wherein the Borrower is or will become obligated to such third party in conjunction with the purchase of such Receivable through a "reserve" or other liability arrangement, all of such third party's rights in and to the "reserve" or other liability shall be subordinated to Lender in all respects, except as set forth below, in a form and substance satisfactory to Lender. This provision shall not restrict Borrower from making a payment or payments to a third party for a reserve or other liability arrangement, or a part thereof, provided such payment is then contractually due to such third party, pursuant to a written agreement executed at or prior to the time the respective Receivable was purchased by Borrower, and an Event of Default does not then exist.


===============================================================================

1.19.    GUARANTOR (whether one or more) (SECTION 1.19).

                  James D. Thaxton (Validity and Support Agreement) with respect to the outstanding balance of the Indebtedness with respect to the Revolving Loan

                  James D. Thaxton (Guaranty Agreement) with respect the Term Loan and the repurchase agreement with respect to the Preferred Stock.

===============================================================================

1.38.    SUBORDINATED DEBT (SECTION 1.38).

                  The following sentences are hereby added to the Agreement at the end of Section 1.38.





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


                  "The Securities now or hereafter issued by The Thaxton Group, Inc. pursuant to that Indenture dated as of February 17, 1998 with the Bank of New York, and any extension thereof, have been approved by Lender as Subordinated Debt, but neither said Indenture nor the form of the securities issued pursuant thereto may be amended without Lender's prior written approval, except for amendments that do not affect the subordination provisions thereof and which are either (i) incidental to extensions or renewals or (ii) required by applicable law or by governmental regulators."

                  "The obligation evidenced by the Senior Floating Rate Debenture made by The Thaxton Group, Inc. dated November 15, 1999 to Voyager Life Insurance Company shall be subjected to subordination provisions acceptable to Lender on or before January 15, 2002."

===============================================================================

2.1.A. AMOUNT OF REVOLVING CREDIT LINE, AMOUNT OF TERM LOAN AND AMOUNT OF THE TRANCHE `B' CREDIT FACILITY (SECTION 2.1.A.)

                  The "Amount of the Revolving Credit Line" is One Hundred Sixty Five Million Dollars ($165,000,000.00) as of the execution of this Schedule, and shall in the future reduce as follows:

                                    3/31/02          $152,000,000
                                    6/30/02          $149,000,000
                                    9/30/02          $146,000,000
                                    12/31/02         $143,000,000
                                    3/31/03          $140,000,000
                                    6/30/03          $135,500,000
                                    9/30/03          $131,000,000
                                    12/31/03         $126,500,000
                                    3/31/04          $122,000,000
                                    6/30/04          $117,500,000
                                    9/30/04          $113,000,000
                                    12/31/04         $108,500,000
                                    3/31/05          $104,000,000
                                    6/30/05          $  99,500,000
                                    9/30/05          $  95,000,000
                                    12/31/05         $  90,500,000
                                    3/31/06          $  86,000,000
                                    6/30/06          $  81,500,000

                  The "Maximum Amount of the Term Facility" is Twenty Three Million Eight Hundred Fifty Thousand Dollars ($23,850,000.00).

                  The "Amount of the Tranche `B' Credit Facility" is Eight Million Dollars ($8,000,000.00).

===============================================================================

2.1.B.   AVAILABILITY ON ELIGIBLE RECEIVABLES (SECTION 2.1.A.):

                  The "Availability on Revolving Loan Eligible Receivables" shall be the sum of the following:

                    (i)      an amount equal to the result of:

                             (a) if the date of determination is on or prior to March 31, 2004, eighty-five percent (85%) of the aggregate unmatured and unpaid amount due to Borrower from the Account Debtor named thereon, excluding all unearned finance charges, and Dealer Discounts pursuant to the Consumer Loan Receivables and the Insurance Premium Receivables; or





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


                             (b) if the date of determination is after March 31, 2004, the Availability on Revolving Loan Eligible Receivables shall reduce from eighty-five percent (85%) by one-half percentage point (.50%) each fiscal quarter beginning with the quarter beginning April 1, 2004 and continuing on the first day of each calendar quarter thereafter;

                             Less
                             ----
                    (b) The outstanding balance of the Tranche "B" Credit Facility, on the date of determination.


           Notwithstanding any provision contained in the Loan Documents to the contrary,

                  If on any date of determination, upon the occurrence of any of the following events, Lender, in its sole and absolute discretion, may modify the Availability on Revolving Loan Eligible Receivables advance percentage:

                            (A) the sum of all liabilities and obligations of all Borrowers plus the outstanding balance of the Tranche "B" Facility, on any date of determination, is greater than the aggregate outstanding balance of all Eligible Receivables, including all unearned finance charges and all other unearned fees and charges, plus all other tangible assets of the Borrowers, on the same date of determination, then in that event, Lender, in its sole and absolute discretion, may modify the Availability on any of the Eligible Receivables;

                            (B) Delinquency Percentage is less than ninety percent (90%) on any date of determination; or

                            (C) The Collateral Recovery Rate is less than ninety percent (90%) for the twelve (12) calendar months immediately preceding the date of determination.

===============================================================================

2.2.     STATED INTEREST RATE (SECTION 2.2) AND STATED DIVIDEND RATE (SECTION 2.
         2)

         REVOLVING LOAN CREDIT FACILITY STATED INTEREST RATE
         ---------------------------------------------------
                  A. If the date of determination is on or prior to July 31, 2004, the Revolving Loan Credit Facility
                           Stated Interest Rate shall be lesser of:

                           (i)      the Governing Rate, plus:

                                    (a.)    One percent (1.0%) per annum; or

                           (ii)     the Maximum Rate.

                  B. If the date of determination is on or after August 1, 2004, the Stated Interest Rate shall be lesser of:

                                    (i)     the Governing Rate, plus

                                            (a)      three percent (3.00%) per
                                                     annum, on the average
                                                     outstanding balance of the
                                                     Indebtedness, for the month
                                                     of determination, that is
                                                     equal to or less than One
                                                     Hundred Million Dollars
                                                     ($100,000,000.00); and






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


                                            (b)      six percent (6.00%) per
                                                     annum, on the average
                                                     outstanding balance of the
                                                     Indebtedness, for the month
                                                     of determination, that is
                                                     greater than One Hundred
                                                     Million Dollars
                                                     ($100,000,000.00).

                                    or

                                    (ii)    the Maximum Rate.

         TERM LOAN CREDIT FACILITY STATED INTEREST RATE

                  The "Term Loan Credit Facility Stated Interest Rate" shall be lesser of (i) the Governing Rate plus Two percent (2.00%) per annum; or
         (ii) the Maximum Rate.

===============================================================================

2.3.     MATURITY DATE (SECTION 2.3.D).

                  The primary term of this Agreement shall expire on July 31, 2006 (the "Maturity Date"), and all Indebtedness not previously due shall then become finally due and payable. Notwithstanding the foregoing, the Borrower's obligation pursuant to this Agreement shall remain in full force and effect until the Indebtedness due and owing to Lender has been paid in full.

===============================================================================

2.11.    Tranche B Facility.

                  Concurrently with the execution of this Schedule, Borrower shall deliver to Lender a First Amendment to Stock Purchase Agreement confirming that the obligation of James Thaxton to purchase the Preferred Stock includes the obligation to cover any amounts of dividends or other amounts with respect thereto that may be demanded of Lender by any creditor, trustee, debtor in possession or other party claiming under any creditor's rights law.

================================================================================

2.13.    ADVANCES TO LEAD BORROWER.

                  The following is hereby added as a second paragraph to Section
2.13 of the Agreement:

                           "Borrowers further warrant, represent and agree as
                            follows:

                                            A. Joint and Several Liability.
                                               ---------------------------
                                    Borrowers are interdependent for their
                                    operational and financial needs, and they and Lender intend that each Borrower be jointly and severally liable for each monetary obligation, warranty and covenant obligation arising under this Agreement. The delivery of funds to any Borrower under this Agreement shall constitute valuable consideration and reasonably equivalent value to all Borrowers for the purpose of binding them and their assets on a joint and several basis for the Indebtedness hereunder. Lender may enforce this Agreement against any Borrower without first making demand upon or instituting collection proceedings against any other Borrower.

                                            B.       Unconditional  Obligation.
                                                     -------------------------
                                    The  unconditional  liability of each
                                    Borrower for the entire Indebtedness shall not be impaired by any event whatsoever, including, but not limited to, the merger, consolidation, dissolution, cessation of business or liquidation of any Borrower; the financial decline or bankruptcy of any Borrower; the failure of any other party to guarantee the Indebtedness or to provide collateral therefor; Lender's compromise or settlement with or without release of any Borrower; Lender's release of any collateral for the Indebtedness, with or without notice to Borrowers; Lender's failure to file suit against any Borrower; Lender's failure to give any Borrower notice of default; the unenforceability of the Indebtedness against any Borrower due to bankruptcy discharge, counterclaim or for any other reason; Lender's acceleration of the Indebtedness at any time; the extension,





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


                                    modification or renewal of the Indebtedness;
                                    Lender's failure to undertake or exercise diligence in collection efforts against any party or property; the termination of any relationship of any Borrower with any other Borrower, including, but not limited to, any relationship of commerce or ownership; any Borrower's change of name or use of any name other than the name used to identify such Borrower in this Agreement; or any Borrower's use of the credit extended for any purpose whatsoever.

                                            C. Deferral of Contribution and
                                               ----------------------------
                                    Subrogation.
                                    -----------
                                    Borrowers' respective rights of contribution and any other such rights among themselves are not impaired by this Agreement, except that each Borrower agrees not to seek payment directly or indirectly from another Borrower through a claim of indemnity, contribution, subrogation or otherwise with respect to the Indebtedness, until the Indebtedness has been indefeasibly paid in full.

                                             D. Solvency.  Borrowers are not
                                                ---------
                                     insolvent and are not rendered insolvent under any applicable definition under corporate law or laws applicable to creditors' rights by their duties respecting the Indebtedness. Borrowers agree that it is appropriate to include in the determination of their solvency under these laws the value of their rights of contribution, exoneration, indemnity, subrogation and other related rights of recourse respecting their joint and several liability for the Indebtedness and the inter-company loans arising under this
                                     Section 2.13, adequate provisions for which rights of contribution and other rights exist at law or by independent document(s) to the satisfaction of the respective Borrowers. Submitted to Lender concurrently with the delivery of this Schedule is a Solvency Certificate further establishing the solvency of all Borrowers as of the date of this Schedule.

                                             E. Savings  Provision.  Should
                                                ------------------
                                    the liability of any Borrower hereunder for the entire amount of the Indebtedness be subject to avoidance or limitation, notwithstanding the contrary agreement and the express intention of the parties hereto, under any state or federal fraudulent conveyance law or other similar law that may be determined to be applicable, then the liability of such Borrower for the Indebtedness shall be limited to the maximum amount for which the Borrower may be liable without legal impairment."

===============================================================================

2.15.    FACILITY FEE (SECTION 2.15).

                  The amount of "Facility Fee" shall be One Million Dollars ($1,000,000.00) at the earlier of maturity or termination of the credit facility. No Facility Fee shall be due if the outstanding balance of Tranche "B" is paid in full on or before December 31, 2003.

                  Borrower hereby agrees to pay to Lender a closing fee in the amount of Fifteen Thousand Dollars ($15,000.00) which shall be due and payable upon the execution of this First Amended Schedule.

===============================================================================

3.1.     COLLATERAL DESCRIPTION (SECTION 3.1).

                  Section 3.1.E in the Agreement is hereby deleted and the following is substituted in lieu thereof:

                                             "E. All monies and all "deposit
                                     accounts" and "investment property" (as
                                     such terms are defined in Revised Article 9 of the Uniform Commercial Code as adopted in Arizona effective July 1, 2001) now or hereafter owned by Borrower;"

===============================================================================

3.2.     BUSINESS LOCATIONS OF BORROWER (SECTIONS 3.2, 3.6 and 5.1.N.).

                  All locations as set forth on a list of locations attached hereto.






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
===============================================================================

3.2.A.   FINANCING STATEMENTS AND FURTHER ASSURANCES (SECTION 3.2).

                  The following sentence is hereby added to the Agreement as a third paragraph to Section 3.2.

                           "Borrower agrees that Lender is authorized to file financing statements as permitted by Revised Article 9 of the Uniform Commercial Code as adopted in Arizona effective July 1, 2001."

===============================================================================

3.6.     LOCATION OF COLLATERAL (SECTION 3.6).

                  The following sentence is hereby added to the Agreement as a final paragraph to Section 3.6.

                           "Without limiting any other provision of this Agreement, Borrower agrees to deliver to Lender, as received by Borrower, all original promissory notes that are secured by real estate (i) if the real estate is located in the State of Mississippi, or
                           (ii) if the promissory note is held by any Borrower that is domiciled in Mississippi, in each case as long as Lender deems this delivery appropriate for the purpose of perfecting its security interest therein."

===============================================================================

3.7.     RECORDS AND INSPECTIONS (SECTION 3.7).

                  The following language is hereby added as a final sentence of
                  Section 3.7:

                  "Borrower shall reimburse to Lender the reasonable costs of collateral audits (including auditor time and travel expenses) that Lender may conduct from time to time, but only to the extent that (i) audits exceed the scope and effort of the collateral audits customarily performed by Lender respecting the Loan prior to January 1, 2002 (but in no event absent an Event of Default will such reimbursable audit expenses exceed $50,000 per year) or (ii) audits are performed after the occurrence of (and during the continuation of) an Event of Default."

===============================================================================

5.1.     BORROWER'S TRADENAMES (whether one or more)(SECTION 5.1.B.)

                  TICO Credit Company
                  Eagle Premium Finance Company
                  TICO Premium Finance Company
                  Paragon Lending
                  Thaxton Insurance

                  And as additionally set forth on Exhibit "A".

===============================================================================

6.1.E.   LINES OF BUSINESS.

                  Section 6.1.E is hereby amended by adding the following language as a final sentence thereof:

                           "Absent Lender's prior written consent, Borrowers will engage in no additional lines of business and will not increase beyond two percent (2%) of their consolidated gross income as of their future quarterly financial statements, their participation in any present line of business which contributed less than one percent (1%) of their consolidated gross income as of their financial statements dated as of July 31, 2001. For the purpose of this provision, the mere sale of an additional product that is reasonably related to an existing line of business shall not be regarded as a separate line of business as long as the sale of the product does not introduce novel liability or operational requirements. For example, the mere sale of casualty insurance for an agent's fee would be regarded as a different line of business from the underwriting of casualty insurance, but the addition of new credit-related insurance products to Borrower's product line to be sold as agent would be regarded as an expansion of product lines within a line of business and not as a separate line of business. Without limiting the foregoing, Borrowers will not expand the scope of their insurance underwriting activities beyond its present product offerings without Lender's prior written consent."

================================================================================

6.1.H.   ADDITIONAL AFFIRMATIVE COVENANT (SECTION 6.1.H).

                  Section 6.1.H is hereby added to the Agreement in its entirety as follows:

                                    "H. If the controlling shareholder and
                           senior management succession plan delivered to and approved by Lender dated June 14, 2001 is modified by Borrower, such modification shall be approved in writing as acceptable to Lender, in its reasonable discretion, and its final form shall be delivered to Lender within fifteen (15) days of such modification.

================================================================================

6.2.D.   ADDITIONAL NEGATIVE COVENANT (SECTION 6.2.D).

                  The following sentence is hereby added as the last sentence to
Section 6.2.D of the Agreement:

                           Borrower further agrees not to exercise its right to redeem or prepay any Subordinated Debt prior to its stated maturity without Lender's prior written approval. This restriction applies to voluntary redemptions or prepayments only, and does not restrict redemptions that may occur (i) at the election of the holder of Subordinated Debt under the terms thereof, rather than at the election of Borrower, or (ii) as may be required by applicable law or by a regulator; provided, however, Lender does not consent to any redemption that would violate the terms of subordination set forth in the Indenture and Notes establishing the Subordinated Debt.

================================================================================

6.2.L.   ADDITIONAL NEGATIVE COVENANTS (SECTIONS 6.2.L, 6.2.M).

                  Sections 6.2.L and 6.2.M are hereby added to the Agreement in their entirety as follows:

                                    "L.     Allow the change of senior
                           management with respect to James D. Thaxton as President, Bob Wilson as Executive Vice President or Alan Ross, Chief Financial Officer and not replace such management within sixty (60) days of the date of such change with another qualified person. With respect to James D. Thaxton, the replacement officer shall be of like experience and expertise, and as to the other officers, the replacement need only be duly qualified for the requirements of the position by ordinary industry standards.

                                    "M.     Issue any equity securities or
                           rights for the issuance of, or convertible into, equity securities, unless documentation acceptable to Lender establishes that the net proceeds of such offering after the reasonable and necessary expenses of issuance are paid to Lender and a corresponding reduction is made in the maximum Amount of the Revolving Credit Line; provided, however, that Lender shall not unreasonably withhold its consent to the issuance of a reasonable amount of such securities as incentive compensation even though no cash proceeds will result from the issuance."

================================================================================

6.3.A.   LEVERAGE RATIO LIMIT (SECTION 6.3.A).

                  The term "Leverage Ratio Limit" shall mean 8.50 to 1.00.

================================================================================

6.3.B.   MINIMUM NET INCOME (SECTION 6.3.B).

                  The Minimum Net Income shall be One Million Dollars ($1,000,000.00) for each fiscal year of Borrower.

================================================================================

6.3.C.   DISTRIBUTIONS LIMITATION (SECTION 6.3.C).

                  None, provided that regularly scheduled dividends on Preferred Stock shall not be a distribution for the purposes of this negative covenant.

================================================================================

6.3.D.   MINIMUM NET WORTH (BOOK) (SECTION 6.3.D.).

                  The Minimum Net Worth (Book) shall be as follows:

                           (i)      if  the  date  of   determination  is  on
                                    or  before  December  31,  2001,  Four
                                    Million  Dollars ($4,000,000.00);

                           (ii) if the date of determination is on or before December 31, 2002, but after December 31, 2001, Five Million Dollars ($5,000,000.00);

                           (iii) if the date of determination is on or before December 31, 2003, but after December 31, 2002, Six Million Dollars ($6,000,000.00);

                           (iv) if the date of determination is on or before December 31, 2004, but after December 31, 2003, Seven Million Dollars ($7,000,000.00);

                           (v) if the date of determination is on or before December 31, 2005, but after December 31, 2004, Eight Million Dollars ($8,000,000.00); or

                           (vi) if the date of determination is after December 31, 2005, Nine Million Dollars ($9,000,000.00).

Notwithstanding the foregoing, effective upon Borrower's redemption of the Preferred Stock from Lender in full on or before December 31, 2003, the Minimum Net Worth (Book) shall be as follows:

                           (i) Three Million Dollars ($3,000,000.00) as to each date of determination prior to December 31, 2004;

                           (v) if the date of determination is before December 31, 2005, but on or after December 31, 2004, Four Million Dollars ($4,000,000.00); or

                           (v) if the date of determination is on or after December 31, 2005, Five Million Dollars ($5,000,000.00).

================================================================================

6.3.E.   MINIMUM NET CASH FLOW (SECTION 6.3.E.).

                  The Minimum Net Cash Flow shall be Four Million Two Hundred Thousand Dollars ($4,200,000.00) for each twelve (12) month period immediately preceding the date of determination, beginning after December 31, 2001.

================================================================================

6.6.     ANNUAL FINANCIAL STATEMENTS (SECTION 6.6).

                  Annual audited financial statements to be prepared by an independent certified public accountant, satisfactory to Lender.

                  If Lender so requests in writing, Borrowers agree to deliver to Lender a list of and/or copies of any specified financial statements delivered to state or federal regulators.

                  Borrowers agree to deliver to Lender at least annually, without specific request, and as frequently as monthly, should Lender so request, consolidating financial statements of the various Borrowers.

================================================================================

8.1.     REIMBURSEMENT OF EXPENSES (SECTION 8.1).

                   Borrowers shall reimburse Lender for Lender expenses incurred in Lender's attorneys fees and expenses incurred in the negotiation, preparation and execution of these Loan Documents executed in conjunction therewith.

================================================================================

9.1.     NOTICES (SECTION 9.1).

                Lender:             FINOVA Capital Corporation
                                    (copy each office below with all notices)

                                    Corporate Office:

                                    FINOVA Capital Corporation
                                    4800 N. Scottsdale Road
                                    Scottsdale, AZ 85251
                                    Attn: Joseph R. D'Amore, Deputy General
                                    Counsel
                                    Telephone:  (480) 636-4932
                                    Telecopy No.:  (480) 636-4937

                                    Rediscount Finance Office:

                                    FINOVA Capital Corporation
                                    16633 Dallas Parkway
                                    Addison, Texas 75001
                                    Attn: Steve Thomas
                                    Telephone: (972) 764-1100
                                    Telecopy No.:  (972) 764-1149

                Borrower:           (All Borrowers)
                                    1524 Pageland Highway
                                    Lancaster, South Carolina 29721
                                    Telephone: (803) 285-4336
                                    Telecopy No.: (803) 286-5770

                Guarantor: James D. Thaxton
                                    P.O. Box 338
                                    822 Griggs Street
                                    Pageland, SC 29728

================================================================================

9.15.    AGENT FOR SERVICE OF PROCESS (SECTION 9.15).

                  James D. Thaxton, whose address is 1524 Pageland Highway, Lancaster, South Carolina 29721.(Agent)

================================================================================

ADDITIONAL AGREEMENTS REGARDING AMENDMENT AND RESTATEMENT OF SCHEDULE.

         A. Concurrently with the execution hereof (except as noted), Borrowers shall deliver to Lender (i) certificates of existence for each Borrower (except that no such certificate shall be required of Southern Financial Management, Inc., which Borrowers warrant and represent has no assets or operations and which Borrowers agree shall not hereafter have either assets or operations) (ii) certified copies of resolutions approved by the Board of Directors of each Borrower (and by the shareholder(s) of each Borrower other than The Thaxton Group, Inc.) authorizing the execution, delivery and performance of this
Schedule in the precise form as delivered to Lender, and (iii) within ten (10) days, opinion letters issued by Borrowers' inside and outside counsel addressed to Lender in the forms previously approved by Lender.

         B. Borrowers and Guarantor warrant and represent to Lender that (i) the Loan Documents are valid, binding and enforceable against Borrowers according to their terms, and there exist no agreements or inducements whatsoever between the parties except as evidenced by the executed Loan Documents, (ii) no Event of Default presently exists under the Loan Documents and no condition presently exists which, with the giving of notice, the passing of time, or both, would cause an Event of Default, (iii) Lender has exercised no inappropriate influence whatsoever over the policies or practices of the Borrowers (and specifically has not participated in any degree in the preparation or review of any registration statement or other securities or disclosure filing or document with respect to Subordinated Debt issued by any Borrower), and (iv) all Subordinated Debt issued by any Borrower has been and will continue to be issued in full accordance with all applicable laws, including, but not limited to, laws relating to the required substance and accuracy of disclosures about the business and prospects of the Borrowers.

         C.       As used in this Section C:

         "Affiliate" means, with respect to any Person, another Person who (i) owns an equity interest in the first Person, of any degree, (ii) is owned, as to equity interest, by the first Person, in any degree, (iii) Controls the first Person, (iv) is Controlled by the first Person, or
         (v) is Controlled by a Person who also Controls the first Person.

         "Borrower Parties" means Borrowers, Guarantor and their respective predecessors, successors and assigns and their present and previous agents, attorneys, representatives, Affiliates, officers, directors, and each of them.

         "Claims" means any and all accounts, covenants, agreements, obligations, claims, debts, liabilities, offsets, demands, costs, expenses, actions or causes of action of every nature, character and description, whether arising at law or equity or under statute, regulation or otherwise, and whether liquidated or unliquidated, contingent or noncontingent, known or unknown, suspected or unsuspected.

         "Control" means the ability to substantially direct the policies of a Person, whether directly or indirectly, and whether such influence exists by right or by economic compulsion.

         "Obligors" means Borrowers and Guarantor.

         "Person" means any natural person and any legal entity with the ability to enter into contracts.

         "Lender Parties" means Lender, its participants, predecessors, successors and assigns and their present and previous agents, attorneys, representatives, Affiliates, officers, directors, and each of them.

In consideration of Lender's execution of this Schedule, the sufficiency of which is acknowledged, and excepting only the contractual obligations respecting future performance by Lender arising under this Schedule, the Agreement or the other

Loan Documents, Obligors hereby release and forever discharge the Lender
Parties of and from any and all Claims that any Obligor may have against any Lender Party as of the execution of this Schedule. Obligors further warrant and represent that to the best of their knowledge no Borrower Party presently has, or has alleged to have, any Claim against Lender. Obligors further agree that they shall forever refrain and forbear from commencing, instituting or prosecuting any lawsuit, action, or other proceeding, whether judicial, administrative or otherwise, or otherwise attempting to collect or enforce, any such released Claim and agree to indemnify, defend (with counsel satisfactory to Lender) and hold harmless the Lender Parties against any and all loss, liability, claim or expense, including attorneys' fees, that any of them might incur as a result of any breach of this Section by any Obligor or the assertion of any Claim or defense that exists as of the date of this Schedule by any Obligor. Obligors further waive any presently existing defenses against the payment and performance of all obligations (of every nature, character and description) to the Lender Parties under the Loan Documents. Obligors further warrant and represent to Lender that no Obligor has granted or purported to grant to any other person or entity any interest whatsoever in any Claim, as security or otherwise, and that their execution hereof does not require the consent of or notice to any third party in order to be fully effective as to any Claim that may have existed in favor of any Obligor at any time.

            [The remainder of this page is intentionally left blank]

================================================================================

         IN WITNESS WHEREOF, the parties have executed this Schedule on the day and year first set forth above.

                            LENDER:

                            FINOVA CAPITAL CORPORATION,
                            a Delaware corporation

                            By:
                               -------------------------------------------------
                                  John B. Burtchaell, Jr., Senior Vice President

                            BORROWER:

                            THE THAXTON GROUP, INC.
                            a South Carolina corporation

                            By:
                               -------------------------------------------------
                                  James D. Thaxton, President


                            THAXTON OPERATING COMPANY
                            a South Carolina corporation

                            By:
                               -------------------------------------------------
                                  James D. Thaxton, President

                            THAXTON INSURANCE GROUP, INC.
                            a South Carolina corporation

                            By:
                               -------------------------------------------------
                                  James D. Thaxton, President


                            TICO CREDIT COMPANY, INC.,
                            a South Carolina Corporation


                            By:
                               -------------------------------------------------
                                  James D. Thaxton, President




            [Signature page to First Amended And Restated Schedule To
             Third Amended And Restated Loan And Security Agreement]

                            EAGLE PREMIUM FINANCE CO., INC.
                            a South Carolina Corporation

                            By:
                               -------------------------------------------------
                                  James D. Thaxton, President



                            THAXTON COMMERCIAL LENDING, INC.
                            a South Carolina corporation

                            By:
                               -------------------------------------------------
                                  James D. Thaxton, President



                            PARAGON, INC.
                            a South Carolina Corporation

                            By:
                               -------------------------------------------------
                                  James D. Thaxton, President



                            TICO PREMIUM FINANCE COMPANY, INC.,
                            a South Carolina Corporation

                            By:
                               -------------------------------------------------
                                  James D. Thaxton, President



                            TICO REINSURANCE, LTD.,
                            a British West Indies Association

                            By:
                               -------------------------------------------------
                                  James D. Thaxton, President


                            TICO CREDIT COMPANY OF TENNESSEE, INC.,
                            a Tennessee Corporation

                            By:
                               -------------------------------------------------
                                  James D. Thaxton, President




            [Signature page to First Amended And Restated Schedule To
             Third Amended And Restated Loan And Security Agreement]

                            TICO CREDIT COMPANY OF NORTH CAROLINA, INC., a North Carolina Corporation

                            By:
                               -------------------------------------------------
                                  James D. Thaxton, President


                            TICO CREDIT COMPANY OF ALABAMA, INC.,
                            an Alabama Corporation

                            By:
                               -------------------------------------------------
                                  James D. Thaxton, President



                            TICO CREDIT COMPANY OF MISSISSIPPI, INC., a Mississippi Corporation

                            By:
                               -------------------------------------------------
                                  James D. Thaxton, President


                            TICO CREDIT COMPANY OF GEORGIA, INC.,
                            a Georgia Corporation

                            By:
                               -------------------------------------------------
                                  James D. Thaxton, President


                            TICO CREDIT COMPANY(DE),
                            a Delaware Corporation

                            By:
                               -------------------------------------------------
                                  James D. Thaxton, President


                            TICO CREDIT COMPANY(MS),
                            a Mississippi Corporation

                            By:
                               -------------------------------------------------
                                  James D. Thaxton, President




            [Signature page to First Amended And Restated Schedule To
             Third Amended And Restated Loan And Security Agreement]

                           TICO CREDIT COMPANY (TN),
                           a Tennessee Corporation

                            By:
                               -------------------------------------------------
                                  James D. Thaxton, President


                            THAXTON INVESTMENT CORPORATION,
                            a South Carolina corporation

                            By:
                               -------------------------------------------------
                                  James D. Thaxton, President


                            The MODERN FINANCE COMPANY,
                            an Ohio corporation

                            By:
                               -------------------------------------------------
                                  James D. Thaxton, President


                            SOUTHERN MANAGEMENT CORPORATION,
                            a South Carolina corporation

                            By:
                               -------------------------------------------------
                                  James D. Thaxton, President


                            MODERN FINANCIAL SERVICES, INC.
                            an Ohio corporation

                            By:
                               -------------------------------------------------
                                  James D. Thaxton, President


                            SOUTHERN FINANCE OF SOUTH CAROLINA, INC., a South Carolina corporation

                            By:
                               -------------------------------------------------
                                  James D. Thaxton, President




            [Signature page to First Amended And Restated Schedule To
             Third Amended And Restated Loan And Security Agreement]

                            COVINGTON CREDIT OF TEXAS, INC.,
                            a Texas corporation

                            By:
                               -------------------------------------------------
                                  James D. Thaxton, President


                            COVINGTON CREDIT OF GEORGIA, INC.,
                            a Georgia corporation

                            By:
                               -------------------------------------------------
                                  James D. Thaxton, President


                            SOUTHERN FINANCE OF TENNESSEE, INC.,
                            a Tennessee corporation

                            By:
                               -------------------------------------------------
                                  James D. Thaxton, President


                            FITCH NATIONAL REINSURANCE COMPANY, LTD., a British West Indies Association

                            By:
                               -------------------------------------------------
                                  James D. Thaxton, President


                            SOCO REINSURANCE, LTD.,
                            a British West Indies Association

                            By:
                               -------------------------------------------------
                                  James D. Thaxton, President


                            QUICK CREDIT CORPORATION,
                            a South Carolina corporation

                            By:
                               -------------------------------------------------
                                  James D. Thaxton, President




            [Signature page to First Amended And Restated Schedule To
             Third Amended And Restated Loan And Security Agreement]

                            COVINGTON CREDIT, INC.,
                            an Oklahoma corporation

                            By:
                               -------------------------------------------------
                                  James D. Thaxton, President


                            COVINGTON CREDIT OF LOUISIANA, INC.,
                            a Louisiana corporation

                            By:
                               -------------------------------------------------
                                  James D. Thaxton, President

                            SOUTHERN FINANCIAL MANAGEMENT, INC.,
                            a South Carolina corporation

                            By:
                               -------------------------------------------------
                                  James D. Thaxton, President


                            GUARANTOR (Validity):


                            --------------------------------
                            James D. Thaxton




            [Signature page to First Amended And Restated Schedule To
             Third Amended And Restated Loan And Security Agreement]